UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10571

Blue Chip Investor Fund

(Exact name of registrant as specified in charter)

480 N. Magnolia Avenue, Suite 103, El Cajon,  Ca  92130

 (Address of principal executive offices)           (Zip code)

Ross C. Provence

480 N. Magnolia Avenue, Suite 103, El Cajon,  Ca  92130

(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2002

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

BLUE CHIP INVESTOR FUND

Annual Report

December 31, 2002

Blue Chip Investor Fund

Annual Report

December 31, 2002

Dear Shareholder:

In 2002 the fund declined 16%.  Even though this is better than the overall market, it's never satisfying to report a loss.

We hope to produce good long-term results within the context of prudent, conservative, intelligent money management.  This mindset comes before performance.  In fact, we believe it is this emphasis which ultimately produces attractive long-term performance.  Armed with this philosophy, we seek out:

LARGE COMPANIES

Well-established firms provide greater stability and lower risk of insolvency.  We thus focus on companies that are earning at least $100 million a year.  Incidentally, in the United States--by far the most prosperous country in the world--there are only 553 such companies.

If the stock of a company earning $100 million trades at a P/E of 20, then the market capitalization of the company is $2 billion ($100 million x 20).  On Wall Street, a $2 billion market cap is often the dividing point between "mid-cap" and "small-cap" stocks.  Therefore, our focus is on large- and mid-cap stocks.

HIGH-QUALITY COMPANIES

Standard & Poor's Corporation has ranked stocks for decades.  These S&P Rankings--which range from A+ to D--are largely based upon growth and stability of earnings over the prior 10 years.  Companies that have for at least a decade produced good earnings have a high probability of continuing to do so.  We generally elect to invest in companies with a B+ or better ranking.  Of companies earning $100 million or more a year, only 379 are ranked B+ or better.

GROWTH COMPANIES

Some investors think earnings growth of 14-15% per year doesn't sound very impressive.  But few companies deliver that degree of success over a long period.  In fact, only 5% of the companies in the S&P 500 have generated 15%-per-year earnings growth over the last 20 years.

2002 Annual Report 1

We look for companies achieving double-digit earnings growth and good returns on equity while employing only moderate debt.  When such screens are applied to the 379 companies previously identified, just 166 make the cut.  By applying additional qualitative screens, we further narrow this list to about 135 companies.

A FAVORABLE BUY PRICE

As important as it is to invest in stocks of proven growth companies, it's just as important to await a proper purchase price.  We, as value investors, strive to avoid overpaying.  Why?  Because it's hard to generate good returns buying stocks with, say, a P/E of 35.  If a 35-P/E stock dropped to a P/E of 17 over five years, one would still make no money even if earnings grew 15% per year.   We determine buy prices using a combination of valuation methods.  Such methods include comparing the stock's earnings yield (E/P) to interest rates.  For stocks of great companies, we usually find only a couple of attractive buying opportunities in an entire decade.  Thus, patience and discipline are essential to our methodology.

TOP MANAGERS WHO REPURCHASE STOCK

The competence and attitude of company management has a huge impact on the success of a business.  The best CEOs are focused and results-oriented, viewing company achievements as a reflection upon themselves.  Such management is typically "shareholder friendly".  Thus, when their stock is underpriced, they realize that shareholders often benefit most if free cash flow is used to repurchase shares.  Consequently, before we invest, we look for management's commitment to buying back the firm's own attractively priced stock.

While we were down in 2002, we don't think most of the losses suffered will be permanent losses.  In general, the businesses we own outperformed their stock prices.  Over time, the market has a way correcting for such occurrences.

Sincerely,

/s/ Steve Check

Steve Check

2002 Annual Report 2

BLUE CHIP INVESTOR FUND

PERFORMANCE INFORMATION

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

12/31/02 NAV $83.25

Since

1 Year(A)

Inception(A)

Blue Chip Investor Fund

-16.11%

-16.11%

S&P 500

-22.09%

-22.09%

The Value of a $10,000 Investment In Blue Chip Investor Fund From January 1, 2002 to December 31, 2002 As Compared To The Standard & Poor’s 500 Index
	[GRAPHIC OMITTED]
Month	Blue Chip Investor Fund $ Amount	S&P 500 Index $ Amount
12/31/2001	10,000	10,000
1/31/2002	9,955	9,854
2/28/2002	10,167	9,664
3/29/2002	10,672	10,028
4/30/2002	10,581	9,420
5/31/2002	10,412	9,351
6/28/2002	9,676	8,685
7/31/2002	9,250	8,008
8/30/2002	9,078	8,061
9/30/2002	7,799	7,185
10/31/2002	8,273	7,817
11/29/2002	8,688	8,277
12/31/2002	8,389	7,791

(A)1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.  The inception date of the Blue Chip Investor Fund was January 1, 2002.

(B)The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

Past Performance Does Not Guarantee Future Results.  Investment Return And Principal Value Will Fluctuate So That Shares, When Redeemed, May Be Worth More Or Less Than Their Original Cost.  Returns Do Not Reflect The Deduction Of Taxes That A Shareholder Would Pay On Fund Distributions Or The Redemption Of Fund Shares.

2002 Annual Report 3

Blue Chip Investor Fund

			Schedule of Investments
			December 31, 2002
Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS
Conglomerates
11,300	General Electric Company	$ 275,155	2.39%

Consumer Financial Services
16,000	Household International **	444,960	8.01%
25,000	MBNA Corp.	475,500
		920,460

Finance - Mortgage Loan / Banker
11,000	Federal Home Loan Mortgage Corp Vtg **	649,550
4,700	Federal National Mortgage Association	302,351
		951,901	8.28%

Food Processing
16,300	Sara Lee Corp.	366,913	3.19%

Footwear
7,700	Nike Inc. Class B	342,419	2.98%

Furniture & Fixtures
6,000	Ethan Allen	206,220	1.79%

Hotels & Motels
10,000	Marriott	328,700	2.86%

Insurance
8,400	Aflac, Inc.	253,008
6,000	American International Group Inc.	347,100
200	Berkshire Hathaway Class B*	484,600
30,000	MBIA Inc.	1,315,800
20,000	MGIC Investments	826,000
		3,226,508	28.08%

Major Drugs
10,000	Pfizer Inc.	305,700	2.66%

Medical Equipment
9,000	Becton Dickinson & Co.	276,210	2.40%

Misc. Fabricated Products
10,000	Fastenal Co.	373,900	3.26%

Money Center Banks
11,000	Wells Fargo And Company	515,570	4.49%

Personal Services
10,000	Block (H.R.) Inc.	402,000	3.50%

Printing & Publishing
6,600	John Wiley & Sons	158,466	1.38%

Regional Banks
10,700	BB&T Corp.	395,793
20,200	Synovus	391,880
8,720	Zion Bancorp.	343,132
		1,130,805	9.84%

* Non-Income producing securities.
** Portion of the Security is pledged as collateral for call options written. Note: Aggregate value of segregated securities - $1,094,510.
*** Variable Rate Security; The coupon Rate shown represents the rate at December 31, 2002.

The accompanying notes are an integral part of the financial statements.

2002 Annual Report  4

Blue Chip Investor Fund

			Schedule of Investments
			December 31, 2002
Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS
Retail Specialty
15,000	Costco Wholesale Corp.	420,900	3.66%

Retail
30,000	Safeway, Inc.	700,800	6.10%

Savings & Loans/Savings Banks
6,900	Washington Mutual	238,257	2.07%

Textile - Non Apparal
4,500	Mohawk Industries	256,275	2.23%

Total for Common Stock		11,397,159	99.17%

Cash and Equivalents
63,501	Dreyfus Cash Management Class-A Rate 1.27% ***	63,501	0.55%

	Total Investments	11,460,660	99.72%
	(Identified Cost -$ 12,485,119)

	Assets less other Liabilities	31,700	0.28%

	Net Assets	$ 11,492,360	100.00%

CALL/PUT OPTIONS WRITTEN
		Shares Subject
Common Stocks/Expiration Date/Exercise Price		to Call/Put	Fair Value

MBIA, Inc./Calls/February 2003/$45.00		10,000	$ 28,000
Total (Premiums Received $39,490)(Note 8)			$ 28,000

* Non-Income producing securities.
** Portion of the Security is pledged as collateral for call options written. Note: Aggregate value of segregated securities - $1,094,510.
*** Variable Rate Security; The coupon Rate shown represents the rate at December 31, 2002.

The accompanying notes are an integral part of the financial statements.

2002 Annual Report  5

Blue Chip Investor Fund

Statement of Assets and Liabilities
December 31, 2002

Assets:
Investment Securities at Market Value	$ 11,460,660
(Identified Cost -$ 12,485,119)
Cash	54,980
Dividends Receivable	16,775
Pre-Paid Expenses	4,204
Receivable from Advisor	4,298
Total Assets	11,540,917
Liabilities
Administrative Fees	2,000
Accrued Expenses	17,392
Payable for Shareholder Redemptions	1,165
Covered Call Options Written (premiums received $39,490)	28,000
Total Liabilities	48,557
Net Assets	$ 11,492,360
Net Assets Consist of:
Capital Paid In	12,966,585
Realized Gain (Loss) on Investments - Net	(461,256)
Unrealized Depreciation in Value
of Investments Based on Identified Cost - Net	(1,024,459)
Unrealized Appreciation on Options	11,490
Net Assets, for 138,047 Shares Outstanding	$ 11,492,360
Net Asset Value and Redemption Price
Per Share ($11,492,360/138,047 shares)	$ 83.25

Statement of Operations
For the year ending December 31, 2002
Investment Income:
Dividends	$ 82,774
Interest	9,436
Total Investment Income	92,210
Expenses: (Note 3)
Investment Adviser Fees	58,455
Transfer agent fees & accounting	29,835
Administration fees	24,000
Audit fees	11,935
Registration fees	6,236
Custody fees	9,547
Interest Expense	9,129
Legal fees	4,973
Printing and postage expense	3,993
Other fees	3,630
Trustee fees	1,989
Insurance expense	1,871
Total Expenses	165,593
Less:
Advisery fee waiver (Note 3)	(58,455)
Reimbursed expenses	(101,819)
Net Expenses	5,319
Net Investment Income	86,891

Realized and Unrealized Gain (Loss) on Investments & Options:
Realized Gain (Loss) on Investments	(823,667)
Realized Gain (Loss) on Options	362,411
Unrealized Appreciation (Depreciation) on Investments	(1,012,969)
Net Realized and Unrealized Gain (Loss) on Investments & Options	(1,474,225)

Net Increase (Decrease) in Net Assets from Operations	$ (1,387,334)

The accompanying notes are an integral part of the financial statements.

2002 Annual Report  6

Blue Chip Investor Fund

Statement of Changes in Net Assets
1/1/2002*
to
12/31/2002
From Operations:
Net Investment Income	$ 86,891
Net Realized Gain (Loss) on Investments	(823,667)
Net Realized Gain (Loss) on Options	362,411
Net Unrealized Appreciation (Depreciation)	(1,012,969)
Increase (Decrease) in Net Assets from Operations	(1,387,334)
From Distributions to Shareholders:
Net Investment Income	(87,169)
Net Realized Gain from Security Transactions	0
Change in Net Assets from Distributions	(87,169)
From Capital Share Transactions:
Proceeds From Sale of Shares	13,321,944
Shares Issued on Reinvestment of Dividends	87,169
Cost of Shares Redeemed	(442,250)
Net Increase from Shareholder Activity	12,966,863

Net Increase (Decrease) in Net Assets	11,492,360

Net Assets at Beginning of Period	0
Net Assets at End of Period	$ 11,492,360

Share Transactions:
Issued	142,193
Reinvested	1,056
Redeemed	(5,202)
Net increase (decrease) in shares	138,047
Shares outstanding beginning of period	-
Shares outstanding end of period	138,047

Financial Highlights
Selected data for a share outstanding throughout the period:	1/1/2002*
to
12/31/2002
Net Asset Value -
Beginning of Period	$ 100.00
Net Investment Income	1.31
Net Gains or (Losses) on Securities
(realized and unrealized)	(17.42)
Total from Investment Operations	(16.11)

Distributions (From Net Investment Income)	(0.64)
Distributions (From Capital Gains)	0.00
Total Distributions	(0.64)

Net Asset Value -
End of Period	$ 83.25
Total Return	(16.11)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	11,492

Before Reimbursement
Ratio of Expenses to Average Net Assets	2.82%
Ratio of Net Income to Average Net Assets	-1.25%
After Reimbursement
Ratio of Expenses to Average Net Assets	0.09%
Ratio of Net Income to Average Net Assets	1.48%

Portfolio Turnover Rate	52.67%

* Commencement of operations.

The accompanying notes are an integral part of the financial statements.

2002 Annual Report  7

Notes to Financial Statements

Blue Chip Investor Fund

December 31, 2002

1.) ORGANIZATION

Blue Chip Investor Fund (the "Fund") is a non-diversified series of the Blue Chip Investor Fund (the "Trust") formerly Premier Funds, a management investment company.  The Trust was organized in Ohio as a business trust on November 1, 2001 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund's primary investment objective is to seek long-term growth of capital. Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

OPTION WRITING:

When the Fund writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Company has realized a gain or a loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company.  The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

2002 Annual Report  8

Notes to the Financial Statements – continued

SHARE VALUATION:

The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

SECURITY TRANSACTION TIMING:

Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES:

It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.) INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Check Capital Management, Inc. (the "Adviser"). For its services, the Adviser receives an annual investment management fee from the Fund of 1.00% of the average daily net assets of the Fund. As a result of the above calculation, for the fiscal year ended December 31, 2002, the Adviser received management fees totaling $58,455. The Adviser has agreed to waive all management fees and reimburse all expenses to maintain total annual operating expenses of the Fund (excluding brokerage fees, commissions, interest and other borrowing expenses, taxes and extraordinary expenses) at 0.00% of its average daily net assets through December 31, 2002. For calendar year 2003 the Adviser has agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees, commissions, interest and other borrowing expenses, taxes and extraordinary expenses) at 1.00% of its average daily net assets.  For calendar year 2004, the Adviser has agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees, commissions, interest and other borrowing expenses, taxes and extraordinary expenses) at 1.50% of its average daily net assets. For the fiscal year ended December 31, 2002 the Adviser reimbursed management fees of $58,455 and expenses of $101,819.

4.) RELATED PARTY TRANSACTIONS

The Fund has entered into an administration servicing agreement with Premier Fund Solutions, Inc.  The Fund pays 0.07% on the first $200 million of assets, 0.05% on the next $500 million of assets and 0.03% on assets above $700 million subject to a minimum monthly fee of $2,000.  The Fund also pays all out of pocket expenses directly attributable to the Fund.

2002 Annual Report  9

Notes to the Financial Statements – continued

Certain officers and directors of Check Capital Management, Inc and Premier Fund Solutions, Inc are also officers and trustees of the Fund.

5.) CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at December 31, 2002 was $12,966,585 representing 138,047 shares outstanding.

6.) PURCHASES AND SALES OF SECURITIES

For the fiscal year ended December 31, 2002, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $16,547,337 and $3,302,050, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of investments owned at December 31, 2002 was $12,495,470. At December 31, 2002, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation

(Depreciation)

Net Appreciation (Depreciation)

  $265,666

 ($1,300,476)

                 ($1,034,810)

The difference between book and tax basis of securities consist of $21,841 of wash sales.

8.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2002, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, 88.42% of the Blue Chip Investor Fund.

9.) OPTIONS WRITTEN

As of December 31, 2002, the Fund's portfolio securities valued at $1,094,510 were held in escrow by the broker as cover for options written by the Fund.

Transactions in options written during the year ended December 31, 2002.

	Number Of Contracts	Premiums Received
Options outstanding at December 31, 2001	0	$0
Options written	2023	702,276
Options terminated in closing purchase transactions	(1421)	(532,535)
Options expired	(312)	(72,291)
Options exercised	(190)	(57,960)
Options outstanding at December 31, 2002	100	$39,490

2002 Annual Report  10

Notes to the Financial Statements  - continued

10.) DISTRIBUTION TO SHAREHOLDERS

The tax character of distributions paid during fiscal year 2002 was as follows.

Distributions paid from:	2002
Undistributed Ordinary Income:	$(87,169)
Undistributed Long-Term Capital Gain	0
Undistributed Short-Term Capital Gain	0
$ (87,169)

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Blue Chip Investor Fund
Undistributed Ordinary Income (Accumulated Loss)	$0
Undistributed Long-Term Capital Gain	(439,415)
Unrealized Appreciation/(Depreciation)	(1,034,810)
($1,474,225)

11.) LOSS CARRYFORWARDS

At December 31, 2002 the Fund had available for federal income tax purposes an unused capital loss carry forward of $439,415 which will expire in 2010.  Capital loss carry forwards are available to offset future realized capital gains.  To the extent that these carry forwards are used to offset future capital gains it is probable that the amount, which is offset, will not be distributed to shareholders.

12.) AVERAGE BORROWINGS

During the year ending December 31, 2002 the Fund had average loan balance of $316,097 and paid an average interest rate of 2.89%.

2002 Annual Report  11

McCurdy & Associates

27955 Clemens Road

CPA’s, Inc.

Westlake, Ohio 44145-1121

CERTIFIED PUBLIC ACCOUNTANTS

Phone: (440) 835-8500

Fax: (440) 835-1093

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and

Board of Trustees

Blue Chip Investor Fund:

We have audited the accompanying statement of assets and liabilities of Blue Chip Investor Fund (consisting of the Blue Chip Investor Fund), including the schedule of portfolio investments, as of December 31, 2002, and the related statement of operations for the year then ended, changes in net assets for the year in the period then ended, and the financial highlights for the period indicated.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash owned as of December 31, 2002, by correspondence with the custodian and broker.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Chip Investor Fund as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for the year in the period then ended, and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ McCurdy & Associates

McCurdy & Associates CPA's, Inc.

Westlake, Ohio

January 4, 2003

2002 Annual Report  12

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below.  Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk. Each Trustee servers until the Trustee sooner dies, resigns, retires or is removed.  Officers hold office for one year and until their respective successors are chosen and qualified.

The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustees

Name, Address, and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Ross C. Provence*, (64) 480 North Magnolia Ave., Suite 103, El Cajon, California 92020 Jeffrey R. Provence*, (33) 480 North Magnolia Ave., Suite 103, El Cajon, California 92020	President and Trustee Secretary, Treasurer and Trustee	Since 2001 Since 2001

General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current). Estate planning attorney (1963 to current).

General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current).  CEO, Premier Fund Solutions, Inc. (2001-Present).

				1 1	Wireless Fund Wireless Fund, Private Asset Management Funds

* Ross C. Provence and Jeffrey R. Provence are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 due to their positions as officers of the trust.

Independent Trustees

Name, Address, and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
George Cossolias, CPA, (65) 9455 Ridgehaven Court, Suite 101, San Diego, California 92123 Allen C. Brown, (58) 222 West Madison Ave., El Cajon, California 92020	President and Trustee Secretary, Treasurer and Trustee	Since 2001 Since 2001

Owner of George Cossolias & Company,  CPAs (1972 to current).  President of Lubrication Specialists, Inc. (1996 to current).

Co-owner of Stebleton & Brown (1994 to current). Estate planning and business attorney (1970 to current).

				1 1	Wireless Fund None

The Statement of Additional Information contains additional and more detailed information about the trustees and is available without charge by calling the transfer agent at 1-877-59-FUNDS.

2002 Annual Report  13

Board of Trustees

George Cossolias, CPA

Allen C. Brown

Ross C. Provence

Jeffrey R. Provence

Investment Adviser

Check Capital Management Inc.

575 Anton Boulevard, Suite 570

Costa Mesa, CA 92626-7169

Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Custodian

Custodial Trust Co.

101 Carnegie Center

Princeton, New Jersey 08540-6231

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd., Suite C

Brecksville, Ohio 44141

Fund Administrator

Premier Fund Solutions, Inc.

480 N. Magnolia Avenue, Suite 103

El Cajon, CA 92020

Independent Auditors

McCurdy & Associates CPA's, Inc.

27955 Clemens Rd.

Westlake, Ohio  44145

BLUE CHIP INVESTOR FUND

575 Anton Boulevard, Suite 570

Costa Mesa, California 92626

Item 2.  Code of Ethics.  Not applicable to Annual Reports for the period ended December 31, 2002.

Item 3.  Audit Committee Financial Expert. Not applicable to Annual Reports for the period ended December 31, 2002.

Items 4-8.  Reserved

Item 9.  Controls and Procedures.  Not applicable to Annual Reports for the period ended December 31, 2002.

Item 10.  Exhibits.  Certifications required by Item 10(b) of Form N-CSR are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Investor Fund

By /s/ Ross C. Provence

     Ross C. Provence

     President

Date 3 / 7 / 03

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Ross C. Provence

     Ross C. Provence

     President

Date 3 / 7 / 03

By /s/ Jeffrey R. Provence

     Jeffrey R. Provence

     Chief Financial Officer

Date 3 / 7 / 03